Exhibit 99.1

Dialogic Inc. Reports Third Quarter 2012 Financial Results

Organizational, Operational and Financial initiatives driving positive impact

MILPITAS, Calif.- November 13, 2012 - Dialogic Inc. (NASDAQ: DLGC), a leading provider of products and technologies that enable operators to provide an enhanced mobile experience, today announced third quarter financial results for the period ending September 30, 2012.

On a GAAP basis, Dialogic achieved the following financial results for the third quarter of 2012 as compared to the third quarter of 2011 and the second quarter of 2012.

•	Total revenue for the third quarter of 2012 was $42.4 million, compared to $47.4 million in the third quarter of 2011 and $38.6 million in the second quarter of 2012.

•	Gross margin for the third quarter of 2012 was 61.8%, compared to 59.8% in the third quarter of 2011 and 45.9% in the second quarter of 2012.

•	Operating expense for the third quarter of 2012 was $26.4 million, compared to $37.3 million in the third quarter of 2011 and $35.5 million in the second quarter of 2012.

•

Net loss for the third quarter of 2012 was ($0.3) million, or ($0.03) per share, compared to losses of ($13.1) million, or ($2.09) per share, in the third quarter of 2011 and ($18.0) million, or ($2.85) per share, in the second quarter of 2012. Earnings per share results were calculated on a post-split basis, taking into effect the company’s 5 for 1 reverse stock split, effected on September 14, 2012, retroactively applied for compared periods.

As reflected below in the Reconciliation of Condensed Consolidated Statements of Operations to Adjusted EBITDA Results, on a non-GAAP basis, Dialogic achieved the following financial results for the third quarter of 2012, as compared to the third quarter of 2011 and to the second quarter of 2012.

•	Total revenue for the third quarter of 2012 was $42.5 million, compared to $48.0 million in the third quarter of 2011 and $39.3 million in the second quarter of 2012.

•	Gross margin for the third quarter of 2012 was 65.3%, compared to 65.3% in the third quarter of 2011 and 65.1% in the second quarter of 2012.

•	Operating expense for the third quarter of 2012 was $23.9 million, compared to $30.3 million in the third quarter of 2011 and $27.5 million in the second quarter of 2012.

•	Adjusted EBITDA for the third quarter of 2012 was $3.8 million, compared to $1.0 million in the third quarter of 2011 and ($2.0) million in the second quarter of 2012.

“Dialogic is pleased to report that the organizational, operational and financial initiatives that have been implemented over the past four quarters are starting to yield better results across key dimensions of our business,” said Kevin Cook, President and CEO. “We are encouraged that our Next-Gen portfolio achieved double digit sequential revenue growth. In addition, we recorded the lowest quarterly non-GAAP operating expenses and the highest adjusted EBITDA for 2012.”

“Our customers continue to reinforce that we are uniquely enabling the integration and delivery of complex video, voice and data services across legacy and Next-Gen IMS/LTE networks,” added Cook. “Throughout the quarter, we demonstrated success in turning up new Next-Gen networks with our ControlSwitch system, enhancing existing networks with our BorderNet session border controllers and expanding the capacity of severely constrained networks with our Session Bandwidth Optimization portfolio. The company’s ability to address the breadth of customer opportunities served us well.”

Conference Call Information

Dialogic will hold its third quarter earnings conference call at approximately 4:30 p.m. Eastern Standard Time on Tuesday, November 13, 2012. Dialogic will offer a live webcast of the conference call on its website at www.dialogic.com, which will also include forward-looking information. For parties in the United States, call 1-800-860-2442 to access the conference call. International parties can access the call at 412-858-4600. A replay of the webcast will be accessible from the “Investor Relations” section of the Dialogic website. A telephonic replay of the conference call will also be available one hour after the call and will run for 30 days. To hear the telephonic replay, parties in the United States should call 1-877-344-7529 and enter passcode 10021152#. International parties should call +1-412-317-0088 and enter passcode 10021152#. In addition, Dialogic’s press release will be distributed via Business Wire and posted on the Dialogic website prior to the conference call.

About Dialogic

Dialogic (NASDAQ: DLGC) is a leading provider of products and technologies that enable operators to provide an enhanced mobile experience. Whether our products are used in mobile value-added service solutions or to transform, connect and optimize communications services, Dialogic understands that mobile experience matters. Our technology touches over two billion mobile subscribers a day and our network solutions carry more than 15 billion minutes of traffic per month.

For more information on Dialogic and the communications solutions built on Dialogic® technology, visit www.dialogic.com and www.dialogic.com/showcase.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to our ability to continue to achieve operational, organizational and financial savings through initiatives already in process or which may be put in process, generate positive cash flow and support continued revenue growth, the potential market for and market acceptance of our products, industry and competitive market conditions, gross margin expansion, creating new revenue opportunities, reducing operating expenses and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Dialogic’s business is set forth in the “Risk Factors” section in our Quarterly Report on Form 10-Q for the three months ended June 30, 2012, as filed with the SEC. These filings are available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Dialogic is a registered trademark and BorderNet and ControlSwitch are trademarks of Dialogic Inc. or a subsidiary. All other company and product names may be trademarks of the respective companies with which they are associated. (DLGC-IR)

Investor Relations:

Andrew Goldberg

Dialogic Inc., 973-967-6425

Senior Vice President, Marketing & Strategy

Andrew.Goldberg@dialogic.com

GAAP Financial Tables

DIALOGIC INC.

Condensed Consolidated Statements of Operations (GAAP)

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenue:
Products	$32,140	$36,604	$92,249	$118,428
Services	10,251	10,817	29,808	29,644

Total revenue	42,391	47,421	122,057	148,072

Cost of revenue:
Products	11,070	13,700	38,038	45,237
Services	5,118	5,358	15,267	16,215

Total cost of revenue	16,188	19,058	53,305	61,452

Gross profit	26,203	28,363	68,752	86,620

Operating expenses:
Research and development, net	9,266	13,540	33,459	42,262
Sales and marketing	9,261	12,664	31,935	41,829
General and administrative	7,375	9,391	23,766	27,553
Restructuring charges	457	1,674	4,760	6,420

Total operating expenses	26,359	37,269	93,920	118,064

Loss from operations	(156)	(8,906)	(25,168)	(31,444)

Other income (expense):
Interest and other income (expense), net	242	(3)	95	(3)
Interest expense	(1,792)	(4,695)	(8,836)	(13,227)
Change in fair value of warrants	1,750	—	2,154	—
Foreign exchange loss, net	(278)	(51)	(1,047)	(384)

Total other expense, net	(78)	(4,749)	(7,634)	(13,614)

Loss before provision (benefit) for income taxes	(234)	(13,655)	(32,802)	(45,058)
Income tax provision (benefit)	56	(557)	304	588

Net loss	$(290)	$(13,098)	$(33,106)	$(45,646)

Net loss per share - basic and diluted	$(0.03)	$(2.09)	$(4.34)	$(7.30)
Weighted average shares of common stock used in calculation of net loss per share - basic and diluted	10,229	6,269	7,634	6,256

DIALOGIC INC.

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

(unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$2,661	$10,353
Restricted cash	1,000	1,497
Accounts receivable, net of allowance of $3,797 and $3,622, respectively	39,393	47,460
Inventory	9,741	20,127
Other current assets	7,845	9,157

Total current assets	60,640	88,594
Property and equipment, net	6,479	7,947
Intangible assets, net	26,675	33,267
Goodwill	31,223	31,223
Other assets	1,680	2,311

Total assets	$126,697	$163,342

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$19,414	$21,569
Accrued liabilities	18,298	22,449
Deferred revenue, current portion	13,503	14,872
Bank indebtedness	10,709	12,509
Income taxes payable	920	1,665
Interest payable, related parties	50	3,452

Total current liabilities	62,894	76,516
Long-term debt, related parties, net of discount	64,233	94,675
Warrants	4,917	—
Other long-term liabilities	8,649	7,587

Total liabilities	140,693	178,778

Commitments and contingencies
Preferred stock, $0.001 par value:
Authorized - 10,000,000 shares; Issued and outstanding - 1 share	—	—
Stockholders’ deficit:
Common stock, $0.001 par value:
Authorized - 200,000,000 shares; Issued and outstanding 14,401,747 and 6,295,230 shares, respectively	14	6
Additional paid-in capital	257,049	222,087
Accumulated other comprehensive loss	(22,630)	(22,206)
Accumulated deficit	(248,429)	(215,323)

Total stockholders’ deficit	(13,996)	(15,436)

Total liabilities and stockholders’ deficit	$126,697	$163,342

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Dialogic believes that presenting non-GAAP Adjusted EBITDA is useful to investors, because it reflects the operating performance of Dialogic. Dialogic management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. Dialogic considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to fund operating activities, service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation, as well as certain nonrecurring expenses. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities. The non-GAAP financial information Dialogic presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of GAAP financial measures to non-GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Dialogic provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

“EBITDA” is defined as earnings before interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA, plus adjustments for nonrecurring items or other adjustments. Adjusted EBITDA includes EBITDA and also restructuring and integration costs, product rationalization, non-cash stock compensation expense, purchase accounting adjustments, SEC inquiry expenses and other income (expense) items, which includes the change in the fair value of warrants and foreign exchange gain (loss). Dialogic considers Adjusted EBITDA as a key metric in evaluating its financial performance.

Non-GAAP Financial Tables

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended September 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Adjusted EBITDA
Revenue:
Products	$32,140	—	—	—	—	165	—	—	$32,305
Services	10,251	—	—	—	—	(77)	—	—	10,174

Cost of revenue:
Products	11,070	(1,226)	—	(516)	(86)	371	—	—	9,613
Services	5,118		—	—	—	—	—	—	5,118

Operating expenses:
Research and development, net	9,266	(324)	4	—	(146)	73	—	—	8,872
Sales and marketing	9,261	(471)	19	—	(175)	6	—	—	8,641
General and administrative	7,375	(269)	(486)	—	(238)	69	(64)	—	6,387
Restructuring charges	457	—	(457)	—	—	—	—	—	—

Total other expense, net	(78)	—	—	—	—	—	—	78	—
Income tax provision	56	—	—	—	—	—	—	(56)	—

Net (loss) income	$(290)	2,290	920	516	645	(431)	64	134	$3,848

Net (loss) income per share - basic and diluted	$(0.03)								$0.38
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	10,229								10,229

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended September 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$36,604	—	—	—	—	155	—	—	$36,759
Services	10,817	—	—	—	—	413	—	—	11,230

Cost of revenue:
Products	13,700	(2,146)	—	—	(89)	(138)	—	—	11,327
Services	5,358	—	(25)	—	—	—	—	—	5,333

Operating expenses:
Research and development, net	13,540	(437)	(65)	—	(239)	—	—	—	12,799
Sales and marketing	12,664	(1,269)	(21)	—	(234)	—	—	—	11,140
General and administrative	9,391	(812)	(286)	—	(198)	—	(1,699)	—	6,396
Restructuring charges	1,674	—	(1,674)	—	—	—	—	—	—

Total other expense, net	(4,749)	—	—	—	—	—	—	4,749	—
Income tax benefit	(557)	—	—	—	—	—	—	557	—

Net (loss) income	$(13,098)	4,664	2,071	—	760	706	1,699	4,192	$994

Net (loss) income per share - basic and diluted	$(2.09)								$0.16
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	6,269								6,269

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended June 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$28,599	—	—	—	—	100	—	—	$28,699
Services	9,960	—	—	—	—	596	—	—	10,556

Cost of revenue:
Products	15,901	(2,052)	—	(4,821)	(74)	(215)	—	—	8,739
Services	4,978	—	—	—	—	—	—	—	4,978

Operating expenses:
Research and development, net	11,370	(430)	—	—	(120)	—	—	—	10,820
Sales and marketing	11,063	(833)	—	—	(154)	—	—	—	10,076
General and administrative	8,806	(289)	(1,264)	—	(217)	—	(416)	—	6,620
Restructuring charges	4,246	—	(4,246)	—	—	—	—	—	—

Total other expense, net	(338)	—	—	—	—	—	—	338	—
Income tax benefit	(112)	—	—	—	—	—	—	112	—

Net (loss) income	$(18,031)	3,604	5,510	4,821	565	911	416	226	$(1,978)

Net (loss) income per share - basic and diluted	$(2.85)								$(0.31)
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	6,337								6,337

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Nine Months Ended September 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$92,249	—	—	—	—	434	—	—	$92,683
Services	29,808	—	—	—	—	827	—	—	30,635

Cost of revenue:
Products	38,038	(4,844)	—	(5,337)	(149)	156	—	—	27,864
Services	15,267	—	—	—	(95)	—	—	—	15,172

Operating expenses:
Research and development, net	33,459	(1,106)	4	—	(506)	73	—	—	31,923
Sales and marketing	31,935	(2,119)	19	—	(551)	6	—	—	29,291
General and administrative	23,766	(1,136)	(2,197)	—	(595)	69	(243)	—	19,663
Restructuring charges	4,760	—	(4,760)	—	—	—	—	—	—

Total other expense, net	(7,634)	—	—	—	—	—	—	7,634	—
Income tax provision	304	—	—	—	—	—	—	(304)	—

Net (loss) income	$(33,106)	9,205	6,934	5,337	1,896	957	243	7,938	$(595)

Net (loss) income per share - basic and diluted	$(4.34)								$(0.08)
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	7,634								7,634

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Nine Months Ended September 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$118,428	—	—	—	—	2,664	—	—	$121,092
Services	29,644	—	—	—	—	1,801	—	—	31,445

Cost of revenue:
Products	45,237	(6,472)	—	—	(182)	1,128	—	—	39,711
Services	16,215	—	(25)	—	(63)	—	—	—	16,127

Operating expenses:
Research and development, net	42,262	(1,298)	(65)	—	(565)	—	—	—	40,334
Sales and marketing	41,829	(3,888)	(21)	—	(775)	(389)	—	—	36,756
General and administrative	27,553	(2,404)	(286)	—	(743)	—	(2,526)	—	21,594
Restructuring charges	6,420	—	(6,420)	—	—	—	—	—	—

Total other expense, net	(13,614)	—	—	—	—	—	—	13,614	—
Income tax provision	588	—	—	—	—	—	—	(588)	—

Net (loss) income	$(45,646)	14,062	6,817	—	2,328	3,726	2,526	14,202	$(1,985)

Net (loss) income per share - basic and diluted	$(7.30)								$(0.32)
Weighted average shares of common stock used in calculation of net (loss) income per share - basic and diluted	6,256								6,256